Vessels, net	6 Months Ended
Jun. 30, 2026
Vessels, net [Abstract]
Vessels, net
6.	Vessels, net

Newbuilding Vessels’ Delivery

On January 13, 2026, the Company took delivery of the of the newbuilding vessel H1597, which was named “P. Marseille”, constructed at Shanghai Waigaoqiao Shipbuilding Co. Ltd. in the People’s Republic of China (Note 5). Upon delivery, a total of $68,753 was reclassified from Advances for Vessels Under Construction and Other Vessels’ Costs to Vessels’, net. The vessel was partially financed through a sale-and-leaseback agreement with unaffiliated parties, under which $45,000 was provided upon delivery of the vessel from shipyard (Note 7).

Vessels Held for Sale

During the six months ended June 30, 2026, the Company entered into agreements to sell two of its Aframax tanker vessels.

On February 17, 2026, the Company entered into a Memorandum of Agreement to sell its 2009-built, Aframax tanker vessel, “P. Sophia”, to an unaffiliated third party for a gross sale price of $35,650. The vessel was delivered to its new owners on July 15, 2026 (Note 12), subject to customary closing conditions. Until June 2026, “P. Sophia” served as collateral under the Company’s bond agreement (Note 7) and upon execution of the amended and restated bond agreement, the mortgage on the vessel was released. As of February 17, 2026, the vessel met the ASC 360 criteria to be classified as held for sale and was recorded at the lower of its carrying amount and fair value, less costs to sell. No impairment loss was recognized upon its classification as held for sale.

On April 14, 2026, the Company entered into a Memorandum of Agreement to sell its 2010-built, Aframax tanker vessel, “P. Aliki”, to an unaffiliated third party for a gross sale price of $42,650. The vessel is expected to be delivered to its new owners by the end of the third quarter of 2026, subject to customary closing conditions. The vessel served through July 2026 as collateral under the Company’s loan agreement with Alpha Bank (Note 7), at which time the Company partially repaid outstanding borrowings under that facility (Note 12). As of April 14, 2026, the vessel met the ASC 360 criteria to be classified as held for sale and was recorded at the lower of its carrying amount and fair value, less costs to sell. Also, the corresponding liabilities of the held for sale vessel have been classified as current as of April 14, 2026 (Note 7). No impairment loss was recognized upon its classification as held for sale.

In accordance with the applicable accounting guidance, depreciation ceased for both vessels upon their classification as held for sale and an aggregate value of $50,290, together with unamortized drydock costs of $1,187, were transferred to Vessels held for sale.

Vessel’s Disposal

In February 2025, the Company, through its subsidiary Arno Shipping Company Inc., entered into a memorandum of agreement to sell the Aframax tanker vessel “P. Yanbu” to an unrelated party for an aggregate gross price of $39,000. The vessel was delivered to its new owners in March 2025, and the Company received the sale proceeds in accordance with the terms of the contract. For the six months ended June 30, 2025, the gain on sale of vessel, net of direct to sale expenses, amounted to $19,456 and is reflected in Gain on vessel’s sale in the accompanying unaudited interim consolidated statements of operations.

The amounts of Vessels, net, in the accompanying consolidated balance sheets are analyzed as follows:

	Vessels’ Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2025	$497,838	$(48,149)	$449,689
- Vessels’ acquisitions transferred from advances	68,753	-	68,753
- Vessels’ transferred to Held for Sale	(64,702)	14,412	(50,290)
- Depreciation	-	(11,790)	(11,790)
Balance, June 30, 2026	$501,889	$(45,527)	$456,362